CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the references to our firm under the captions "Financial Highlights" for Sovereign Investors Fund in the John Hancock Growth and Income Funds Prospectus, "The Fund's Financial Highlights" in the John Hancock Sovereign Investors Fund Class C Shares Prospectus and "Independent Auditors" in the John Hancock Sovereign Investors Fund Class A, Class B and Class C Shares Statement of Additional Information in Post-Effective Amendment No. 79 to the Registration Statement (Form N-1A, No. 2-10156) dated May 1, 1997.

We also consent to the incorporation by reference therein of our report dated February 7, 1997, with respect to the financial statements and financial highlights of the John Hancock Sovereign Investors Fund (one of the portfolios constituting John Hancock Investment Trust) in the Form N-1A.


                                                  /s/ERNST & YOUNG LLP
                                                  ERNST & YOUNG LLP

Boston, Massachusetts
April 24, 1997

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the references to our firm under the captions "Financial Highlights" for Sovereign Balanced Fund in the John Hancock Growth and Income Funds Prospectus and "Independent Auditors" in the John Hancock Sovereign Balanced Fund Class A and Class B Shares Statement of Additional Information in Post-Effective Amendment No. 79 to the Registration Statement (Form N-1A, No. 2-10156) dated May 1, 1997.

We also consent to the incorporation by reference therein of our report dated February 7, 1997, with respect to the financial statements and financial highlights of the John Hancock Sovereign Balanced Fund (one of the portfolios constituting John Hancock Investment Trust) in the Form N-1A.


                                                  /s/ERNST & YOUNG LLP
                                                  ERNST & YOUNG LLP

Boston, Massachusetts
April 24, 1997

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the references to our firm under the captions "Financial Highlights" for Growth and Income Fund in the John Hancock Growth and Income Funds Prospectus and "Independent Auditors" in the John Hancock Growth and Income Fund Class A and Class B Shares Statement of Additional Information in Post-Effective Amendment No. 79 to the Registration Statement (Form N-1A, No. 2-10156) dated May 1, 1997.

We also consent to the incorporation by reference therein of our report dated February 7, 1997, with respect to the financial statements and financial highlights of the John Hancock Growth and Income Fund (one of the portfolios constituting John Hancock Investment Trust) in the Form N-1A.


                                                  /s/ERNST & YOUNG LLP
                                                  ERNST & YOUNG LLP

Boston, Massachusetts
April 24, 1997